Agency Agreement between CinTel Co., Ltd. and Gigalink Co., Ltd.

CinTel Co. Ltd. (hereinafter referred to as "Principal") and Gigalink Co. Ltd. (hereinafter referred to as "Distributor") enter into this agreement regarding sales agency to market PacketCruz products made by Principal as follows:

Article 1. Purpose of Agreement

This Agreement is made and entered into this 1st day of December, 2000 by and between CinTel Co. Ltd (hereinafter referred to as "Principal") and Gigalink Co., Ltd., (hereinafter referred to as "Distributor") to prescribe sales right.

Article 2. Sales Right and Products

Principal  desires  to  appoint   Distributor  and  Distributor  desires  to  be
appointed, as Principal's non-exclusive Distributor for the sale of the Products (as defined hereinafter) in the Territory (as defined hereinafter).

"Products" shall mean all of PacketCruz products manufactured by CinTel Co., Ltd.

Article 3. Sales Price

1. Distributor must help maintain Principal's price guide line of products.

2. Sales price is specified in Appendix 1, and it is negotiable between both parties.

3. The sales price must be paid in cash or banker's check.

4. The sales price must be paid within thirty (30) days after supply of products to the bank account appointed by principal in cash or banker's check. However, the payment date may be negotiated between both parties in case of delay.

Article 4. Appointed date for delivery

Principal must supply the products within 2 weeks after receiving ordering sheet from Distributor. However, Principal must in advance inform Distributor of delay when the supply shall be delayed.

Article 5. Shipment, Delivery, Examination

1. Principal shall deliver the products ordered to the place appointed by Distributor.

2. Principal shall bear expenses for shipment of the products. In case the place of delivery is out of Seoul, both parties shall negotiate.


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

3. Distributor shall compensate the Principal's damages caused when the products ordered by Distributor is not delivered with no reasons.

4. Distributor must examine on receiving the products and submit product delivery certificate to Principal. If there is any error in number or products at the time of examination, Distributor must immediately inform Principal of it.

5. Regarding malfunction of the products by Principal, Principal shall provide necessary technique and engineer for normal deployment.

Article 6. Reservation of Right of Ownership

Ownership of the products which sold to Distributor is owned to Principal until paying the price.

Article 7. Sales forecast

Distributor shall provide Principal with a sales forecast at Principal's request, and the content and provision cycle shall be determined by both parties.

Article 8. Training and Maintenance

1. Principal shall provide technical services for installation and deployment of products by Distributor.

2. Principal shall perform installation, maintenance and after-sale service for the customers who bought the Products from the Distributor for 2 months after this agreement, and Distributor shall take the place of Principal thereafter. For this purpose, Principal shall provide training for installation and maintenance for technicians of Distributor or its agencies at Distributor's request.

3. Principal shall perform a 1-year after-sale service for free, but it shall charge for any error caused by users' carelessness within that period or caused after that period.

Article 9. Registration of Seal impression

1. Distributor shall register the seal impression for business with Principal.

2. Seal impression submitted by Distributor is considered as the demonstration of Distributor's opinion.

Article 10. Grant the Use of Company Name and Trademark

During the term of this Agreement, Distributor shall not damage Principal's credit without Principal's advance consent and adequate registration, for the use of Principal's company name or trademark.

Article 11. Providing Mortgage

1. Principal shall be able to hold mortgage, such as guaranteed bond, payment assurance securities, real estate, cash, or others in order to guarantee the entire obligations of distributor arisen during business between each party.

2. In case Distributor can not fulfill 11.1,  Distributor ought to give over two
(2) sureties.

3. The guaranty money of the sureties can not exceed USD $115 billion (KRW 0.1 billion won) totally.


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

Article 12. No Assignment of Rights

1. Distributor must report tax data issued by Principal to the related offices, and shall be responsible for any problem caused by illegal treatment.

2. Distributor shall not lend or assign to the third parties all the rights specified in this agreement, without Principal's consent.

3. Distributor must compensate for Principal's damages caused by its assignment of all the rights without Principal's consent.

Article 13. Notification of Amendments

Distributor must in immediate writing notify Principal of any amendments in Business Registration Certificate including name, address, service and sales.

Article 14. Term

This Agreement shall become effective from January 1, 2001 to December 31, 2001 and shall continue in full force and effect for a period of one (1) year. This
Agreement shall be automatically extended for a successive one (1) year thereafter, unless and until either party shall give to the other party at least thirty (30) days prior written notice of its intention not to extend this Agreement. And the termination of the term shall not effect any right or debt already generated.

Article 15. Termination Right with Immediate Effectiveness

In each case of the following events by Distributor, Principal may suspend the supply of the products or terminate this Agreement, with immediate effect:

a.    if Distributor breaches each item in this agreement;

b.    if Distributor is subject to compulsory legal execution;

c. if Distributor ceases to function as a going concern or to conduct its operations in the normal course of business;

d.    if Distributor breaches payment regulations;

e. if Distributor assigns this Agreement or any rights hereunder to a third party or changes its representative without Principal's prior written consent;

f.    if Distributor has no trade for 3 months;

g.    if Distributor violates general commercial customs; or

Article 16. Force Majeure

Principal shall not be liable to Distributor for non-performance or delay in performance of any of its obligation under this Agreement due to fire, flood, strikes, labor troubles or other industrial disturbances, unavoidable accidents, governmental regulations, riots and insurrections.


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

Article 17. Cooperation

1. Distributor shall to promote the sale of the Products in the Territory actively and frequently supply written information exchange on sales and market changes in the Territory at Principal's request.

2. Distributor shall in advance consult with Principal for its sole or joint advertising, or joint advertising with the third parties.

3. Distributor must cooperate with Principal's examination at Principal's request.

Article 18. Non-disclosure

1 Distributor shall not disclose to any third party any confidential information concerning the Products or business affairs of Principal which it acquires or develops in the course of its transaction with Principal.

2. Distributor shall not perform reverse engineering to the Principal's products, and make best efforts assuring that technical plan totally belongs to Principal.

Article 19. Arbitration

1. All disputes, controversies or differences which may arise between the parties, out of, or in relation to, or in connection with this Agreement, or for the breach thereof, shall be finally settled by arbitration in Seoul, Korea in accordance with the Commercial Arbitration Rules of the Korean Commercial Arbitration Board and under the laws of Korea.

2. If any conflict  arises  between both parties  regarding  translation of each item in this agreement or for any unspecified item, both parties shall determine according to general commercial customs.

Article 20. Effectiveness

This Agreement shall become effective upon signing of both parties.

Article 21. Miscellaneous

Distributor shall have adequate number of demo equipments for sales promotion, and the number shall be determined by consulting with Principal.


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

IN WITNESS WHEREOF, the Parties hereto have executed this agreement in two (2) original copies by their duly authorized representatives on the day and at the place written here below, each party receiving one original copy hereof.

                                                                   2000. 12. 29

Principal: CinTel Co., Ltd.                     Distributor: Gigalink Co., Ltd.

#891-43 Daechi-dong                             #826-20 Yeoksam-dong

Gangnam-gu, Seoul                               Gangnam-gu, Seoul

CEO: Sang Don Kim                               CEO: Cheol Hwan Kim


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

                    Appendix 1. Price List and Specifications

Following are the price list and specifications as of the date of agreement.

1) Price and Specifications of PacketCruz Redirector                 (Unit: KRW)

------------------------------------------ -------------------------------------
CPU                                        Pentium III 600 MHz
------------------------------------------ -------------------------------------
Memory                                     256MB
------------------------------------------ -------------------------------------
Hard Disk                                  9GB
------------------------------------------ -------------------------------------
Network Interface                          10/100 FastEthernet Interface
------------------------------------------ -------------------------------------
List Price
------------------------------------------ -------------------------------------
Reseller Price
------------------------------------------ -------------------------------------

2) Price and Specifications of PacketCruz TCDirector

-------------------------------------------- -----------------------------------
Model                                        Pentium III 600 MHz
-------------------------------------------- -----------------------------------
-------------------------------------------- -----------------------------------
Specifications                               CPU: Intel Pentium III-600

                                             Memory: 256MB

                                             Disk: 9GB

                                             LAN: 10/100Mbps 8ports
-------------------------------------------- -----------------------------------
List Price
-------------------------------------------- -----------------------------------
Reseller Price
-------------------------------------------- -----------------------------------

3) Price and Specifications of PacketCruz iCache

-------------------- -------------------------- --------------------------- ----------------------
Model                400                        800                         1500(future)
-------------------- -------------------------- --------------------------- ----------------------
Specifications       Intel Pentium III-800      Intel Pentium III-800       Intel Pentium III-866

                     256MB                      512MB                       1GB

                     IDE ATA-66 60GB            IDE ATA-66 120GB            IDE SCSI 144GB

                     10/100Mbps 1ports          10/100Mbps 1ports           10/100Mbps 1ports
-------------------- -------------------------- --------------------------- ----------------------
List Price
-------------------- -------------------------- --------------------------- ----------------------
Reseller Price
-------------------- -------------------------- --------------------------- ----------------------
Performance          400 req/sec                850 req/sec                 1500 req/sec
-------------------- -------------------------- --------------------------- ----------------------


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

                         Registration of Seal Impression

To CinTel Co. Ltd.

We hereby submit the registration of our company nameplate and seal impression according to the Agency Agreement entered into on December 26, 2000.

      ------------------------------------- -------------------------------
                Name Plate                         Seal impression
      ------------------------------------- -------------------------------

      ------------------------------------- -------------------------------

- Supplement: Company's certificate of seal impression

                                                              December 26, 2000

Business registration number: 133-81-42876

Name of Company: Gigalink Co. Ltd.

Address : Joongangjongum Building 82620 Yoksam-dong Kangnam-gu Seoul Korea

President & CEO: Mr. Chul Hwan Kim

Resident registration number: 650414-1482215

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